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                                                                    EXHIBIT 99.4

                                    CONSENT


  I, Rob Shaddock, hereby consent to be named as a person who will become a director of Mizar, Inc. in the Registration Statement on Form S-4 to be filed by such corporation with the Securities and Exchange Commission.

  Dated: December 12, 1997.


                               /s/ Rob Shaddock
                              ---------------------------------------
                              Rob Shaddock